EGA EMERGING GLOBAL SHARES TRUST

Supplement dated June 11, 2013 to the Statement of Additional Information dated July 30, 2012, for EGShares India Infrastructure ETF.

The following information is added at the end of the section entitled “INVESTMENT RESTRICTIONS”:

The investment restrictions set forth below for EGShares India Infrastructure ETF (“INXX”) are non-fundamental and may be changed without shareholder approval.  These investment restrictions do not apply with respect to INXX’s investments in India through its wholly owned Mauritius Subsidiary.

INXX may not:

(1)	Acquire voting securities of an issuer for the purpose of controlling or influencing management of the issuer.

(2)
Acquire more than: (i) 10% of the outstanding non-voting equity securities of any one issuer; (ii) 10% of the outstanding debt securities issued by any one issuer; (iii) 10% of the outstanding money market instruments issued by any one issuer; or (iv) 25% of the outstanding shares of any one registered or unregistered investment company.  The limits in (ii), (iii) and (iv) may be disregarded at the time of acquisition if, at that time, the gross amount of the debt securities or of the money market instruments, or the net amount of the investment company shares, cannot be calculated.  This limitation does not apply to  transferable securities and money market instruments that are issued or guaranteed by: (a) a member state of the European Union (“EU”) or its local authorities; (b) a member state of the Organization for Economic Cooperation and Development (“OECD”); (c) Singapore or Brazil; or (d) other public international organizations of which one or more EU member states are members.

(3)	Sell securities short, provided that this restriction shall not apply to short sales “against the box” (i.e., entering into short sales for portfolio securities that are held by INXX).

(4)
Acquire precious metals or related certificates evidencing ownership of precious metals, provided that this restriction shall not prevent INXX from investing in companies that directly or indirectly own, acquire or trade in precious metals.

(5)
Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent INXX from: (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein; and (ii) making, purchasing or selling real estate mortgage loans.

(6)
Purchase or sell commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent INXX from: (i) engaging in transactions involving currencies and futures contracts and options thereon; or (ii) investing in securities or other instruments that are secured by commodities.

(7)
Borrow money, except that INXX may borrow for temporary purposes only (i.e., repaid within sixty days and not extended or renewed) and not for investment purposes, and in an amount not exceeding 5% of the value of its total assets at the time when the loan is made.

(8)
Make loans, except that this limitation does not apply to: (i) the lending of portfolio securities; (ii) the purchase of debt securities, other debt instruments or loan participations in accordance with its investment goals and policies; and (iii) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan.

(9)
Act as a guarantor for third parties, except that INXX may from time to time enter into agreements with third parties containing provisions under which INXX may indemnify or  hold harmless third parties in certain circumstances, or pay specified liquidation amounts upon early termination or breach to third parties.

(10)	Invest in the aggregate more than 10% of its net assets in the shares of other registered or unregistered investment companies.

In addition, in accordance with the Trust’s Declaration of Trust and subject to the right of the Board of Trustees in its discretion to allocate general liabilities as provided therein, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series of the Trust (such as INXX), shall be enforceable against the assets held with respect to that series only, and not against the assets of any other series or the Trust generally; and none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Trust generally or any other series of the Trust shall be enforceable against the assets held with respect to such series.

Additional information about INXX’s investments is available in the Trust’s annual and  semiannual reports to shareholders, which enable an assessment to be made of the assets and liabilities, income and operations of INXX over the reporting period.